CNA Financial Corporation
Supplemental Financial Information

September 30, 2020

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended September 30	Three Months			Nine Months
(In millions)	2020	2019	Change	2020	2019	Change
Revenues:
Net earned premiums	$1,953	$1,890	3%	$5,672	$5,517	3%
Net investment income	517	487	6	1,380	1,573	(12)
Net investment gains (losses)	27	7		(120)	20
Non-insurance warranty revenue	317	292		926	858
Other revenues	6	9		19	22
Total revenues	2,820	2,685	5	7,877	7,990	(1)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,616	1,614		4,683	4,323
Amortization of deferred acquisition costs	360	345		1,046	1,025
Non-insurance warranty expense	293	278		859	801
Other operating expenses	269	289		852	853
Interest	32	32		94	100
Total claims, benefits and expenses	2,570	2,558	—	7,534	7,102	(6)
Income (loss) before income tax	250	127		343	888
Income tax (expense) benefit	(37)	(20)		(40)	(161)
Net income (loss)	$213	$107	99%	$303	$727	(58)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended September 30	Three Months		Nine Months
(In millions, except per share data)	2020	2019	2020	2019
Components of Income (Loss)
Core income (loss)	$193	$102	$400	$714
Net investment gains (losses)	20	5	(97)	13
Net income (loss)	$213	$107	$303	$727

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$0.71	$0.37	$1.47	$2.62
Net investment gains (losses)	0.08	0.02	(0.36)	0.05
Diluted earnings (loss) per share	$0.79	$0.39	$1.11	$2.67

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.7	271.6	271.6	271.6
Diluted	272.3	272.6	272.3	272.5

Return on Equity
Net income (loss) (1)	7.2%	3.5%	3.3%	8.3%
Core income (loss) (2)	6.7	3.4	4.5	7.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	September 30, 2020	December 31, 2019
Total investments	$49,006	$47,744
Reinsurance receivables, net of allowance for uncollectible receivables	4,370	4,179
Total assets	62,775	60,612
Insurance reserves	40,532	38,614
Debt	2,776	2,679
Total liabilities	50,754	48,397
Accumulated other comprehensive income (loss) (1)	411	51
Total stockholders' equity	12,021	12,215

Book value per common share	$44.30	$45.00
Book value per common share excluding AOCI	$42.78	$44.81

Outstanding shares of common stock (in millions of shares)	271.4	271.4

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,288	$10,787

Three months ended September 30	2020	2019
Net cash flows provided (used) by operating activities	$758	$466
Net cash flows provided (used) by investing activities	(882)	(293)
Net cash flows provided (used) by financing activities	(25)	(99)
Net cash flows provided (used) by operating, investing and financing activities	$(149)	$74

Nine months ended September 30	2020	2019
Net cash flows provided (used) by operating activities	$1,408	$980
Net cash flows provided (used) by investing activities	(407)	(60)
Net cash flows provided (used) by financing activities	(801)	(887)
Net cash flows provided (used) by operating, investing and financing activities	$200	$33

(1) As of September 30, 2020 and December 31, 2019, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $2,559 million and $2,198 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of September 30, 2020 is preliminary.

Property & Casualty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$3,008	$2,852	5%		$9,256	$8,853	5%
Gross written premiums ex. 3rd party captives	2,014	1,856	9		6,253	5,843	7
Net written premiums	1,821	1,708	7		5,614	5,388	4

Net earned premiums	1,827	1,761	4		5,293	5,129	3
Net investment income	306	274			748	937
Non-insurance warranty revenue	317	292			926	858
Other revenues	6	10			19	21
Total operating revenues	2,456	2,337	5		6,986	6,945	1
Insurance claims and policyholders' benefits	1,261	1,145			3,740	3,270
Amortization of deferred acquisition costs	360	345			1,046	1,025
Non-insurance warranty expense	293	278			859	801
Other insurance related expenses	224	229			692	683
Other expenses	13	29			66	78
Total claims, benefits and expenses	2,151	2,026	(6)		6,403	5,857	(9)
Core income (loss) before income tax	305	311			583	1,088
Income tax (expense) benefit on core income (loss)	(58)	(70)			(118)	(235)
Core income (loss)	$247	$241	2%		$465	$853	(45)%

Other Performance Metrics
Underwriting gain (loss)	$(18)	$42	(143)%		$(185)	$151	N/M	%

Loss & LAE ratio	68.8%	64.7%	(4.1)	pts	70.3%	63.4%	(6.9)	pts
Expense ratio	31.8	32.5	0.7		32.9	33.3	0.4
Dividend ratio	0.3	0.4	0.1		0.3	0.4	0.1
Combined ratio	100.9%	97.6%	(3.3)	pts	103.5%	97.1%	(6.4)	pts
Combined ratio excluding catastrophes and development	92.6%	94.6%	2.0	pts	93.3%	94.8%	1.5	pts

Net accident year catastrophe losses incurred	$160	$32			$536	$128
Effect on loss & LAE ratio	8.7%	1.8%	(6.9)	pts	10.1%	2.5%	(7.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(8)	$21			$6	$(7)
Effect on loss & LAE ratio	(0.4)%	1.2%	1.6	pts	0.1%	(0.2)%	(0.3)	pts

Rate	12%	6%	6	pts	11%	4%	7	pts
Renewal premium change	10%	7%	3	pts	9%	6%	3	pts
Retention	82%	84%	(2)	pts	82%	84%	(2)	pts
New business	$330	$316	4%		$1,026	$1,003	2%

Specialty - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$1,855	$1,766	5%		$5,331	$5,191	3%
Gross written premiums ex. 3rd party captives	861	778	11		2,413	2,263	7
Net written premiums	795	732	9		2,231	2,143	4

Net earned premiums	734	712	3		2,124	2,061	3
Net investment income	126	121			315	410
Non-insurance warranty revenue	317	292			926	858
Other revenues	—	1			1	1
Total operating revenues	1,177	1,126	5		3,366	3,330	1
Insurance claims and policyholders' benefits	433	413			1,348	1,202
Amortization of deferred acquisition costs	158	155			462	454
Non-insurance warranty expense	293	278			859	801
Other insurance related expenses	66	71			208	217
Other expenses	14	13			37	37
Total claims, benefits and expenses	964	930	(4)		2,914	2,711	(7)
Core income (loss) before income tax	213	196			452	619
Income tax (expense) benefit on core income (loss)	(45)	(43)			(98)	(136)
Core income (loss)	$168	$153	10%		$354	$483	(27)%

Other Performance Metrics
Underwriting gain (loss)	$77	$73	5%		$106	$188	(44)%

Loss & LAE ratio	59.0%	57.8%	(1.2)	pts	63.4%	58.1%	(5.3)	pts
Expense ratio	30.5	31.8	1.3		31.5	32.6	1.1
Dividend ratio	—	0.2	0.2		0.1	0.2	0.1
Combined ratio	89.5%	89.8%	0.3	pts	95.0%	90.9%	(4.1)	pts
Combined ratio excluding catastrophes and development	90.5%	92.1%	1.6	pts	91.4%	93.0%	1.6	pts

Net accident year catastrophe losses incurred	$7	$3			$120	$16
Effect on loss & LAE ratio	1.0%	0.5%	(0.5)	pts	5.7%	0.8%	(4.9)	pts

Net prior year development and other: (favorable) / unfavorable	$(14)	$(20)			$(45)	$(58)
Effect on loss & LAE ratio	(2.0)%	(2.8)%	(0.8)	pts	(2.1)%	(2.9)%	(0.8)	pts

Rate	13%	6%	7	pts	11%	4%	7	pts
Renewal premium change	12%	9%	3	pts	11%	7%	4	pts
Retention	86%	87%	(1)	pts	85%	88%	(3)	pts
New business	$104	$91	14%		$275	$274	—%

Commercial - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$915	$860	6%		$3,103	$2,825	10%
Gross written premiums ex. 3rd party captives	915	852	7		3,018	2,742	10
Net written premiums	804	775	4		2,703	2,536	7

Net earned premiums	857	813	5		2,470	2,339	6
Net investment income	165	136			389	480
Other revenues	6	10			18	20
Total operating revenues	1,028	959	7		2,877	2,839	1
Insurance claims and policyholders' benefits	678	569			1,912	1,596
Amortization of deferred acquisition costs	150	134			441	391
Other insurance related expenses	127	123			378	372
Other expenses	7	9			26	27
Total claims, benefits and expenses	962	835	(15)		2,757	2,386	(16)
Core income (loss) before income tax	66	124			120	453
Income tax (expense) benefit on core income (loss)	(14)	(27)			(24)	(97)
Core income (loss)	$52	$97	(46)%		$96	$356	(73)%

Other Performance Metrics
Underwriting gain (loss)	$(98)	$(13)	N/M	%	$(261)	$(20)	N/M	%

Loss & LAE ratio	78.6%	69.3%	(9.3)	pts	76.8%	67.6%	(9.2)	pts
Expense ratio	32.3	31.7	(0.6)		33.2	32.7	(0.5)
Dividend ratio	0.6	0.6	—		0.6	0.6	—
Combined ratio	111.5%	101.6%	(9.9)	pts	110.6%	100.9%	(9.7)	pts
Combined ratio excluding catastrophes and development	93.9%	93.8%	(0.1)	pts	94.2%	95.1%	0.9	pts

Net accident year catastrophe losses incurred	$146	$25			$354	$102
Effect on loss & LAE ratio	17.0%	3.0%	(14)	pts	14.3%	4.3%	(10)	pts

Net prior year development and other: (favorable) / unfavorable	$6	$40			$54	$37
Effect on loss & LAE ratio	0.6%	4.8%	4.2	pts	2.1%	1.5%	(0.6)	pts

Rate	11%	4%	7	pts	9%	3%	6	pts
Renewal premium change	8%	5%	3	pts	8%	5%	3	pts
Retention	81%	86%	(5)	pts	84%	86%	(2)	pts
New business	$168	$173	(3)%		$564	$522	8%

International - Results of Operations

Periods ended September 30	Three Months				Nine Months
(In millions)	2020	2019	Change		2020	2019	Change
Gross written premiums	$238	$226	5%		$822	$837	(2)%
Net written premiums	222	201	10		680	709	(4)

Net earned premiums	236	236	—		699	729	(4)
Net investment income	15	17			44	47
Other revenues	—	(1)			—	—
Total operating revenues	251	252	—		743	776	(4)
Insurance claims and policyholders' benefits	150	163			480	472
Amortization of deferred acquisition costs	52	56			143	180
Other insurance related expenses	31	35			106	94
Other expenses	(8)	7			3	14
Total claims, benefits and expenses	225	261	14		732	760	4
Core income (loss) before income tax	26	(9)			11	16
Income tax (expense) benefit on core income (loss)	1	—			4	(2)
Core income (loss)	$27	$(9)	N/M	%	$15	$14	7%

Other Performance Metrics
Underwriting gain (loss)	$3	$(18)	117%		$(30)	$(17)	(76)%

Loss & LAE ratio	63.2%	69.4%	6.2	pts	68.6%	64.7%	(3.9)	pts
Expense ratio	34.9	38.0	3.1		35.6	37.5	1.9
Dividend ratio	—	—	—		—	—	—
Combined ratio	98.1%	107.4%	9.3	pts	104.2%	102.2%	(2.0)	pts
Combined ratio excluding catastrophes and development	95.0%	105.3%	10.3	pts	95.7%	98.9%	3.2	pts

Net accident year catastrophe losses incurred	$7	$4			$62	$10
Effect on loss & LAE ratio	3.0%	1.7%	(1.3)	pts	8.9%	1.4%	(7.5)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$1			$(3)	$14
Effect on loss & LAE ratio	0.1%	0.4%	0.3	pts	(0.4)%	1.9%	2.3	pts

Rate	16%	10%	6	pts	12%	7%	5	pts
Renewal premium change	14%	6%	8	pts	11%	5%	6	pts
Retention	70%	74%	(4)	pts	71%	70%	1	pts
New business	$58	$52	12%		$187	$207	(10)%

Life & Group - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$127	$130	$380	$390
Net investment income	208	207	622	616
Other revenues	—	(1)	—	—
Total operating revenues	335	336	1,002	1,006
Insurance claims and policyholders' benefits	363	476	983	1,093
Other insurance related expenses	28	29	79	87
Other expenses	3	1	6	5
Total claims, benefits and expenses	394	506	1,068	1,185
Core income (loss) before income tax	(59)	(170)	(66)	(179)
Income tax (expense) benefit on core income (loss)	24	48	49	74
Core income (loss)	$(35)	$(122)	$(17)	$(105)

Corporate & Other - Results of Operations

Periods ended September 30	Three Months		Nine Months
(In millions)	2020	2019	2020	2019
Net earned premiums	$(1)	$(1)	$(1)	$(2)
Net investment income	3	6	10	20
Other revenues	—	—	—	1
Total operating revenues	2	5	9	19
Insurance claims and policyholders' benefits	(8)	(7)	(40)	(40)
Other insurance related expenses	(1)	(1)	(2)	(4)
Other expenses	34	34	105	104
Total claims, benefits and expenses	25	26	63	60
Core income (loss) before income tax	(23)	(21)	(54)	(41)
Income tax (expense) benefit on core income (loss)	4	4	6	7
Core income (loss)	$(19)	$(17)	$(48)	$(34)

Investment Summary - Consolidated

	September 30, 2020		June 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$23,665	$2,958	$22,808	$2,537	$22,069	$2,260
States, municipalities and political subdivisions:
Tax-exempt	8,335	1,228	8,185	1,199	7,804	1,155
Taxable	2,889	537	2,942	502	2,848	404
Total states, municipalities and political subdivisions	11,224	1,765	11,127	1,701	10,652	1,559
Asset-backed:
RMBS	3,948	152	3,784	167	4,519	132
CMBS	2,050	15	2,116	(23)	2,346	81
Other ABS	2,154	57	1,959	19	1,962	37
Total asset-backed	8,152	224	7,859	163	8,827	250
U.S. Treasury and obligations of government-sponsored enterprises	350	3	498	7	145	(1)
Foreign government	510	29	483	26	504	13
Redeemable preferred stock	—	—	—	—	10	—
Total fixed maturity securities	43,901	4,979	42,775	4,434	42,207	4,081
Equities:
Common stock	173	—	154	—	142	—
Non-redeemable preferred stock	746	—	705	—	723	—
Total equities	919	—	859	—	865	—
Limited partnership investments	1,567	—	1,558	—	1,752	—
Other invested assets	69	—	65	—	65	—
Mortgage loans	1,088	—	1,042	—	994	—
Short term investments	1,462	—	1,458	1	1,861	—
Total investments	$49,006	$4,979	$47,757	$4,435	$47,744	$4,081

Net receivable/(payable) on investment activity	$(1)		$(403)		$37

Effective duration (in years)	6.3		6.0		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	September 30, 2020		June 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$14,918	$1,081	$14,383	$888	$13,925	$738
States, municipalities and political subdivisions:
Tax-exempt	1,308	66	1,154	61	646	37
Taxable	1,025	97	1,030	87	1,077	71
Total states, municipalities and political subdivisions	2,333	163	2,184	148	1,723	108
Asset-backed:
RMBS	3,862	147	3,702	162	4,441	128
CMBS	1,961	12	2,028	(25)	2,264	77
Other ABS	1,971	33	1,783	1	1,842	29
Total asset-backed	7,794	192	7,513	138	8,547	234
U.S. Treasury and obligations of government-sponsored enterprises	342	3	489	7	143	(1)
Foreign government	496	27	477	25	498	12
Redeemable preferred stock	—	—	—	—	5	—
Total fixed maturity securities	25,883	1,466	25,046	1,206	24,841	1,091
Equities:
Common stock	173	—	154	—	142	—
Non-redeemable preferred stock	175	—	168	—	181	—
Total equities	348	—	322	—	323	—
Limited partnership investments	1,567	—	1,558	—	1,752	—
Other invested assets	69	—	65	—	65	—
Mortgage loans	792	—	761	—	715	—
Short term investments	1,420	—	1,397	1	1,774	—
Total investments	$30,079	$1,466	$29,149	$1,207	$29,470	$1,091

Net receivable/(payable) on investment activity	$(70)		$(446)		$17

Effective duration (in years)	4.5		4.1		4.1
Weighted average rating	A		A		A-

Investment Summary - Life & Group

	September 30, 2020		June 30, 2020		December 31, 2019
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$8,747	$1,877	$8,425	$1,649	$8,144	$1,522
States, municipalities and political subdivisions:
Tax-exempt	7,027	1,162	7,031	1,138	7,158	1,118
Taxable	1,864	440	1,912	415	1,771	333
Total states, municipalities and political subdivisions	8,891	1,602	8,943	1,553	8,929	1,451
Asset-backed:
RMBS	86	5	82	5	78	4
CMBS	89	3	88	2	82	4
Other ABS	183	24	176	18	120	8
Total asset-backed	358	32	346	25	280	16
U.S. Treasury and obligations of government-sponsored enterprises	8	—	9	—	2	—
Foreign government	14	2	6	1	6	1
Redeemable preferred stock	—	—	—	—	5	—
Total fixed maturity securities	18,018	3,513	17,729	3,228	17,366	2,990
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	571	—	537	—	542	—
Total equities	571	—	537	—	542	—
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	296	—	281	—	279	—
Short term investments	42	—	61	—	87	—
Total investments	$18,927	$3,513	$18,608	$3,228	$18,274	$2,990

Net receivable/(payable) on investment activity	$69		$43		$20

Effective duration (in years)	9.0		8.8		8.9
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

September 30, 2020	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$50	$1	$519	$55	$5,246	$814	$15,782	$2,061	$2,068	$27	$23,665	$2,958
States, municipalities and political subdivisions:
Tax-exempt	—	—	2,704	385	3,562	538	1,838	267	217	37	14	1	8,335	1,228
Taxable	—	—	348	40	1,587	306	862	189	92	2	—	—	2,889	537
Total states, municipalities and political subdivisions	—	—	3,052	425	5,149	844	2,700	456	309	39	14	1	11,224	1,765
Asset-backed:
RMBS	3,649	123	5	—	23	1	33	1	12	1	226	26	3,948	152
CMBS	27	1	318	19	732	42	279	(5)	495	(25)	199	(17)	2,050	15
Other ABS	—	—	51	2	102	5	1,126	23	861	26	14	1	2,154	57
Total asset-backed	3,676	124	374	21	857	48	1,438	19	1,368	2	439	10	8,152	224
U.S. Treasury and obligations of government-sponsored enterprises	350	3	—	—	—	—	—	—	—	—	—	—	350	3
Foreign government	—	—	147	5	248	14	86	7	29	3	—	—	510	29
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$4,026	$127	$3,623	$452	$6,773	$961	$9,470	$1,296	$17,488	$2,105	$2,521	$38	$43,901	$4,979

Percentage of total fixed maturity securities	9%		8%		15%		22%		40%		6%		100%

Components of Net Investment Income

	Consolidated
Periods ended September 30	Three Months		Nine Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$363	$383	$1,094	$1,151
Tax-exempt fixed income securities	80	79	238	241
Total fixed income securities	443	462	1,332	1,392
Limited partnership and common stock investments	71	18	30	157
Other, net of investment expense	3	7	18	24
Pretax net investment income	$517	$487	$1,380	$1,573
Fixed income securities, after tax	$364	$378	$1,092	$1,140
Net investment income, after tax	421	399	1,130	1,284

Effective income yield for fixed income securities, pretax	4.5%	4.8%	4.6%	4.8%
Effective income yield for fixed income securities, after tax	3.7	3.9	3.7	3.9
Limited partnership and common stock return	4.1	0.9	1.7	7.7

	Property & Casualty and Corporate & Other
Periods ended September 30	Three Months		Nine Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$224	$248	$683	$755
Tax-exempt fixed income securities	9	6	22	17
Total fixed income securities	233	254	705	772
Limited partnership and common stock investments	71	18	30	157
Other, net of investment expense	5	8	23	28
Pretax net investment income	$309	$280	$758	$957
Fixed income securities, after tax	$185	$202	$561	$613
Net investment income, after tax	244	223	602	760

Effective income yield for fixed income securities, pretax	3.8%	4.2%	3.9%	4.3%
Effective income yield for fixed income securities, after tax	3.0	3.4	3.1	3.4

	Life & Group
Periods ended September 30	Three Months		Nine Months
(In millions)	2020	2019	2020	2019
Taxable fixed income securities	$139	$135	$411	$396
Tax-exempt fixed income securities	71	73	216	224
Total fixed income securities	210	208	627	620
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(2)	(1)	(5)	(4)
Pretax net investment income	$208	$207	$622	$616
Fixed income securities, after tax	$179	$176	$531	$527
Net investment income, after tax	177	176	528	524

Effective income yield for fixed income securities, pretax	5.6%	5.6%	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.7	4.8	4.7	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended September 30, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,696	$8,830	$1,906	$16,432	$3,751	$2,087	$22,270
Ceded	877	811	252	1,940	142	1,920	4,002
Net	4,819	8,019	1,654	14,492	3,609	167	18,268

Net incurred claim & claim adjustment expenses	433	674	150	1,257	226	1	1,484
Net claim & claim adjustment expense payments	(376)	(496)	(134)	(1,006)	(234)	(3)	(1,243)
Foreign currency translation adjustment and other	—	—	45	45	28	1	74

Claim & claim adjustment expense reserves, end of period
Net	4,876	8,197	1,715	14,788	3,629	166	18,583
Ceded	822	857	260	1,939	137	1,875	3,951
Gross	$5,698	$9,054	$1,975	$16,727	$3,766	$2,041	$22,534

Nine months ended September 30, 2020 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,238	$8,656	$1,876	$15,770	$3,716	$2,234	$21,720
Ceded	562	807	248	1,617	159	2,059	3,835
Net	4,676	7,849	1,628	14,153	3,557	175	17,885

Net incurred claim & claim adjustment expenses	1,346	1,898	480	3,724	773	3	4,500
Net claim & claim adjustment expense payments	(1,147)	(1,551)	(392)	(3,090)	(739)	(12)	(3,841)
Foreign currency translation adjustment and other	1	1	(1)	1	38	—	39

Claim & claim adjustment expense reserves, end of period
Net	4,876	8,197	1,715	14,788	3,629	166	18,583
Ceded	822	857	260	1,939	137	1,875	3,951
Gross	$5,698	$9,054	$1,975	$16,727	$3,766	$2,041	$22,534

Life & Group Policyholder Reserves

September 30, 2020
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,866	$9,678	$12,544
Structured settlement annuities	547	—	547
Other	12	—	12
Total	3,425	9,678	13,103
Shadow adjustments	204	3,035	3,239
Ceded reserves	137	265	402
Total gross reserves	$3,766	$12,978	$16,744

December 31, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,863	$9,470	$12,333
Structured settlement annuities	515	—	515
Other	12	—	12
Total	3,390	9,470	12,860
Shadow adjustments	167	2,615	2,782
Ceded reserves	159	226	385
Total gross reserves	$3,716	$12,311	$16,027

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note I to the Consolidated Financial Statements within the December 31, 2019 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and any cumulative effects of changes in accounting guidance. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful